CALVERT
                     INVESTMENTS THAT MAKE A DIFFERENCE (R)

                                 March 31, 2001

                               SEMI-ANNUAL REPORT
                            CALVERT SOUTH AFRICA FUND

                           An Ameritas Acacia Company

                                     CALVERT
                     INVESTMENTS THAT MAKE A DIFFERENCE (R)

                            CALVERT SOUTH AFRICA FUND
                            -------------------------
                                TABLE OF CONTENTS
                                -----------------

                               President's Letter

                                        1

                                    Portfolio
                                 Manager Remarks

                                        2

                                    Schedule
                                 of Investments

                                        5

                                    Statement
                            of Assets and Liabilities

                                        7

                                    Statement
                                  of Operations

                                        8

                                   Statements
                                  of Changes in

                                   Net Assets

                                        9

                                    Notes to
                              Financial Statements

                                       10

                              Financial Highlights

                                       14

NOTE:   Please see the following important information following this report:

*  Privacy Policy

*  Supplement to Prospectus dated February 26, 2001, revised March 1, 2001

Dear Shareholders:

     On behalf of all of us at  Calvert  and our  subadvisors  (RISA  Investment
Advisers and African Harvest Fund Managers), it gives me great pleasure in welcoming you to the new Calvert South Africa Fund.

     The Calvert South Africa Fund was formed by a merger between the Calvert New Africa Fund and The RISA Fund, and has approximately $4.5 million in total combined assets. The Calvert South Africa Fund uses the Johannesburg Stock Exchange All Share Index and the MSCI South Africa Index as benchmarks. African Harvest Fund Managers, located in Newlands, South Africa, conducts the day-to-day management of the Fund's investments and applies the Fund's social screens.

     Since its recent inception on March 29, 2001, the Fund has sought to maximize total return by investing at least 75% of its assets in publicly traded stocks of South African companies that indicate the potential for sustainable, above-average growth. The Fund may invest up to 25% of its assets in sovereign debt issued by the government of South Africa, and up to 20% in high-quality money market instruments of U.S. and South African issuers. In adverse markets, the Fund may temporarily invest up to 100% of its assets in U.S. money market instruments.

     We believe the Fund offers investors a way to participate in the opportunities created by South Africa's liberalized economic climate, trade reform, and more favorable regulatory environment. African Harvest describes companies that pass the Fund's proactive social screens as "New South Africa" Companies, because these companies have embraced the social and economic transformation that is sweeping South Africa.

     African Harvest selects companies based on criteria that include respect for indigenous peoples' rights, job creation and training practices, high health and safety standards, and good employment and affirmative action policies. The Fund avoids companies whose primary business is tobacco, gambling and weapons or predatory lending.

     Notwithstanding the potential of the Calvert South Africa Fund, we offer you the same caveat Calvert offers shareholders of all our funds: Consider the benefits of portfolio diversification. While turbulent markets can be unsettling to even the most seasoned investor, those who follow the fundamentals and diversify their portfolios among all asset classes - equities, bonds and money market funds - should profit in the long term.

     We encourage you to work with your financial professional to make decisions based on your individual financial situation and tolerance for risk. We appreciate your investment in Calvert funds and look forward to working with you to help you achieve your financial goals.

Sincerely,


Barbara J. Krumsiek
President and CEO
April 2, 2001

DENZIL NEWMAN OF AFRICAN HARVEST FUND MANAGERS
----------------------------------------------

How did the Fund perform?
-------------------------
     For the six month period ended March 31, 2001, the Fund returned -14.13%. During the same period, the Johannesburg Stock Exchange All Share Index returned -9.26% and the MSCI South Africa Index returned -12.06%.

What was your strategy?
-----------------------
     There are three primary reasons for the relative performance against the JSE All Share Index:

1. While the RISA Fund held positions in all the major Mining Shares throughout the period, these positions were not as heavy as those companies' relative weightings in the composition of the JSE All Share Index. The JSE All Share Index remains heavily skewed towards Resources stocks, which make up cumulatively 37% of that Index. In addition many of these companies do not pass the socially responsible screens as a result of labor practices.
2. The highlight over the period for the Resource exposure in the RISA Fund were the extraordinary dividends paid out of Impala Platinum and Gencor, and the performance of De Beers and Anglo American on the back of the former's proposed offer to buy out De Beers.
3. The Financial and Industrial portion of the Portfolio outperformed the JSE Financial and Industrial Index as a result of prudent share selection. We managed to avoid the pressure most consumer shares were under, and despite some exposure to a few disappointing Information Technology companies, our underweight position to the TMT (Technology/Manufacturing/ Telecommunications) sector resulted in overall most satisfactory performance from this portion of the Portfolio.

PORTFOLIO STATISTICS
--------------------
MARCH 31, 2001
--------------
Investment Performance
----------------------
                         6 Months     12 Months
                            Ended        Ended
                          3/31/01      3/31/01
-------------------------------------------------------------------------------
South Africa Fund:
Class A                   (14.13%)     (23.25%)
JSE All Share Index        (9.26%)     (11.49%)
MSCI South
Africa Index GD           (12.06%)     (15.19%)
-------------------------------------------------------------------------------
Ten Largest Stock Holdings
--------------------------
                               % OF NET ASSETS
-------------------------------------------------------------------------------
Anglo American Corp.                    5.2%
De Beers Centenary                      4.6%
Sappi, Ltd.                             4.0%
Orascom Construction                    3.9%
ONA (Omnium Nord Africain)              3.8%
Sasol, Ltd.                             3.5%
Standard Bank Investment                3.3%
Barclays Bank of Botswana               3.2%
Anglo American Platnum                  3.2%
ABSAGroup, Ltd.                         3.1%
-------------------------------------------------------------------------------
Total                                  37.8%

     Pursuant to an Agreement and Plan of Reorganization, the RISA Fund was reorganized into the Class A Shares of the Calvert South Africa Fund. Accordingly, the above performance results prior to March 29, 2001 for the Class A Shares of the Calvert South Africa Fund reflect the performance of the RISA Fund.
     Investment performance does not reflect the deduction of any front-end sales charge.
     GD represents gross dividends.
     Sources: Lipper Analytical Services, Inc. and Bloomberg

--------------------------------------------------------------------------------
PORTFOLIO STATISTICS
--------------------
MARCH 31, 2001
--------------
Average Annual Total Returns
----------------------------
              Class A shares
One year             (26.90%)
Since inception      (10.06%)
(10/1/99)

Pursuant to an Agreement and Plan of Reorganization, the RISA Fund was reorganized into the Class A Shares of the Calvert South Africa Fund. Accordingly, the above performance results prior to March 29, 2001 for the Class A Shares of the Calvert South Africa Fund reflect the performance of the RISA Fund.
--------------------------------------------------------------------------------

What is your outlook?
---------------------
     The merger of Calvert New Africa and RISA joined a pan-African fund with a South Africa-focused fund. Going forward with Calvert South Africa Fund, we will continue to employ RISA's South Africa focus. We aim to have the restructuring of the merged funds complete in the shortest possible time. Subject to the emergence of unexpected currency conversion problems, we hope to have the process completed by the end of May 2001.

     We are reasonably optimistic about the outlook for the South African equity market with the JSE All Share Index currently trading on an historic Price Earnings multiple of 11 times. Our forecasts expect earnings growth from the market of 17.30% on average for the next 2 years, with Industrials expected to be the strongest. While the outlook for consumer shares remains unattractive, there are other sectors that are much more appealing.


     The Performance Comparison chart was depicted as a graph in the printed material. Showing:

          Calvert South Africa Fund - $8,539
          JSE All Share Index - $9,364
          MSCI South Africa Index - $9,095


     Performance   Comparison   (Comparison   of  change  in  value  of  $10,000
investment. (Source: Lipper Analytical Services, Inc.)

     Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. Past performance is no guarantee of future results.

     The South African rand depreciated by 22.50% from R6.54 to R8.02 against the US dollar over the 12 months to the end of March 2001. This depreciation took place despite the fact that the inflation differential between the two countries averaged a mere 3% over the period. Under a maintained conservative and independent Reserve Bank governorship in South Africa where inflation management has the highest priority, we expect this narrow differential to continue in the year ahead. Consequently we believe there is limited scope for further massive devaluation of the rand versus the dollar, and increased likelihood of competitive dollar returns from the South African equity market.

     We thank you for your investment in the Calvert South Africa Fund, and for your investment in South Africa. We hope to deliver satisfactory returns to all shareholders, by investing in socially responsible South African companies.

April 2, 2001

                             SCHEDULE OF INVESTMENTS
                             -----------------------
                                 March 31, 2001
                                 --------------

EQUITY SECURITIES - 94.7%                            SHARES          VALUE
-------------------------------------------------------------------------------
Botswana - 5.5%
Barclays Bank of Botswana                            63,140        $144,102
Standard Chartered Bank of Botswana                 120,000          98,416
-------------------------------------------------------------------------------
                                                                    242,518

-------------------------------------------------------------------------------

Egypt - 9.5%
Egyptian Company for Mobile Service (MobiNil)*        9,300         132,709
Egyptian Media Production City*                          70             243
Orascom Construction*                                22,750         173,974
Orascom Telecommunications*                          17,600         116,511
-------------------------------------------------------------------------------
                                                                    423,437

-------------------------------------------------------------------------------

Ghana - 2.6%
Ashanti Goldfields Co. Ltd.                               1               2
Guinness Ghana Ltd.*                                339,900          43,392
Social Security Bank                                218,700          71,349
-------------------------------------------------------------------------------
                                                                    114,743

-------------------------------------------------------------------------------

Ivory Coast - 0.9%
Societe National des Telecommunication                1,400          37,592
-------------------------------------------------------------------------------

Kenya - 1.5%
Uchumi Supermarkets Ltd.                            114,192          68,251
-------------------------------------------------------------------------------

Madagascar - 2.2%
Sonasid                                               1,800          98,447
-------------------------------------------------------------------------------

Mauritius - 2.6%
State Bank of Mauritius Ltd.                        209,700         116,046
-------------------------------------------------------------------------------

Morocco - 5.5%
LaFarge Ciments*                                        600          76,243
ONA (Omnium Nord Africain)                            1,600         168,487
-------------------------------------------------------------------------------
                                                                    244,730

-------------------------------------------------------------------------------

South Africa - 58.9%
ABSA Group Ltd.                                      34,900         139,470
Adcorp Holdings Ltd.                                  8,000          12,051
Africa Church* ^ #                                    2,500               0
Africa Church (Convertible Preferred)* ^ #            2,500               0
Africa Glass Industries Ltd.                         60,000          17,927
Anglo American Corp.*                                 4,100         232,244
Anglo American Platnum                                4,300         143,467
AngloGold Ltd.                                        2,700          75,966
B.O.E. Corp. Ltd.                                    50,000          26,206
Banque Marocaine du Commerce Exterieur                1,500         124,488
Billiton, plc.                                        5,000          22,533
Ceramic Industries Ltd.                               5,000          26,455
City Lodge Hotels Ltd.                                    1               1
Datatec Ltd.*                                         5,000          10,271

EQUITY SECURITIES - CONT'D                        SHARES            VALUE
-------------------------------------------------------------------------------
South Africa - Cont'd

De Beers Centenary                                    5,400        $205,042
Dimension Data Holdings, Ltd.*                       28,179         114,014
FirstRand Ltd.                                      135,400         124,738
Gencor Ltd.                                           7,500          21,942
Hosken Construction Investment Ltd.*                 30,000          14,192
Imperial Holdings Ltd.*                                 600          21,289
Investec Group Ltd.                                   3,400          83,386
JD Group Ltd.                                        14,800          61,540
Johnnic Holdings Ltd.*                                1,200           8,665
Metropolitan Life Ltd.                               15,000          15,873
MIH Holdings Ltd.*                                   25,700          48,792
MoneyWeb Holdings Ltd.*                             181,000           6,535
Mustek Ltd.                                          15,500           2,798
Nedcor Ltd.                                           6,500         110,215
Net 1 Applied Technology Holdings*                  140,000          49,673
New Africa Investments Ltd.                         100,000          19,670
Northam Platinum Ltd.                                67,900          98,479
Real Africa Holdings Ltd.*                           37,500          17,740
Real Africa Investments Ltd.*                        16,000           8,466
Sanlam, Ltd.                                        111,800         126,658
Sappi Ltd.                                           22,600         177,255
Sasol Ltd.*                                          19,100         156,700
Standard Bank Investment                             40,400         148,372
Steinhoff International Holdings Ltd.                20,000          15,188
Sun International Ltd.*                             146,400          47,388
Tongaat-Hulett Group Ltd.                             3,500          19,390
Univet Service Technologies                          10,000          26,144
Venfin Ltd.                                          10,000          21,226
Wooltru Ltd.                                         25,000          16,807
-------------------------------------------------------------------------------
                                                                   2,619,256

-------------------------------------------------------------------------------

Tunisia - 2.3%
Banque International Arabe du Tunisie                 5,000          75,632
Tunisie Leasing                                       1,100          26,592
-------------------------------------------------------------------------------
                                                                    102,224

-------------------------------------------------------------------------------

United Kingdom- 1.8%
African Lakes Corporation, plc.*                    127,141          37,889
Old Mutual, plc.*                                    20,000          41,955
-------------------------------------------------------------------------------
                                                                     79,844

-------------------------------------------------------------------------------

Zimbabwe - 1.4%
Econet Wireless Holdings*                           235,700          62,105
-------------------------------------------------------------------------------


TOTAL INVESTMENTS (Cost $5,200,468) - 94.7%                       4,209,193
Other assets and liabilities, net - 5.3%                            236,120
-------------------------------------------------------------------------------
NET ASSETS - 100%                                                $4,445,313


*       Non-income producing.
^       This security was valued by the Board of Directors. See Note A.
#       See Note B.
See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                      -----------------------------------
                                 MARCH 31, 2001
                                 --------------

ASSETS
------
Investments in securities, at value - see accompanying schedule     $4,209,193
Receivable for securities sold                                         311,236
Interest and dividends receivable                                       36,782
Other assets                                                            14,722
-------------------------------------------------------------------------------
   Total assets                                                      4,571,933

LIABILITIES
-----------
Payable for securities purchased                                        32,824
Payable to bank                                                         39,066
Payable for shares redeemed                                              2,090
Payable to Calvert Asset Management Co., Inc.                           19,787
Payable to Calvert Administrative Services Company                         834
Payable to Calvert Shareholder Services, Inc.                            2,270
Payable to Calvert Distributors, Inc.                                      956
Accrued expenses and other liabilities                                  28,793
-------------------------------------------------------------------------------
   Total liabilities                                                   126,620
--------------------------------------------------------------------------------
      NET ASSETS                                                    $4,445,313

NET ASSETS CONSIST OF:
----------------------
Paid-in capital applicable to 300,682
   outstanding Class A shares of common
   stock, $0.01 par value with 250,000,000
   Class A shares authorized                                        $9,656,800

Undistributed net investment income                                      8,266

Accumulated net realized gain (loss) on investments
   and foreign currencies                                           (4,225,963)
Net unrealized appreciation (depreciation) on investments
   and assets and liabilities in foreign currencies                   (993,790)
-------------------------------------------------------------------------------
        NET ASSETS                                                  $4,445,313
-------------------------------------------------------------------------------
        NET ASSET VALUE PER SHARE                                       $14.78
-------------------------------------------------------------------------------

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                             -----------------------
                         SIX MONTHS ENDED MARCH 31, 2001
                         -------------------------------

NET INVESTMENT INCOME
---------------------
Investment Income:
   Dividend income (net of foreign taxes withheld of $130)            $15,624
   Interest income                                                      1,809
-------------------------------------------------------------------------------
   Total investment income                                             17,433
Expenses:
   Investment advisory fee                                              5,753
   Transfer agency fees and expenses                                   15,666
   Administrative fee                                                      69
   Distribution Plan expenses                                           7,164
   Directors' fees and expenses                                        10,700
   Accounting fees                                                     27,699
   Custodian fees                                                       6,146
   Registration fees                                                    3,107
   Reports to shareholders                                                748
   Professional fees                                                   18,472
   Insurance Expense                                                   28,473
   Miscellaneous                                                          997
-------------------------------------------------------------------------------
      Total expenses                                                  124,994
      Reimbursement from Advisor                                    (115,825)
-------------------------------------------------------------------------------
        Net expenses                                                    9,169

        NET INVESTMENT INCOME                                           8,264
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------
Net realized gain (loss) on:
      Investments                                                    (88,644)
      Foreign currency transactions                                  (10,687)
-------------------------------------------------------------------------------
                                                                     (99,331)
-------------------------------------------------------------------------------
Change in unrealized appreciation or (depreciation) on:
      Investments and foreign currencies                             (85,232)
      Assets and liabilities denominated
          in foreign currencies                                         (696)
-------------------------------------------------------------------------------
                                                                     (85,928)

NET REALIZED AND UNREALIZED GAIN (LOSS)                             (185,259)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        ($176,995)
===============================================================================

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
                                                             From Inception
                                         Six Months Ended    October 1, 1999
                                             March 31,          Through
                                               2001        September 30, 2000
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------
Operations:
   Net investment income                        $8,264             $12,093
   Net realized gain (loss)                   (99,331)            (32,679)
   Change in unrealized appreciation
     or (depreciation)                        (85,928)            (84,243)
---------------------------------------------------------------------------
      INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS              (176,995)           (104,829)
---------------------------------------------------------------------------
Distributions to shareholders from
   Net investment income                      (33,414)                  --
---------------------------------------------------------------------------
Capital share transactions:
   Shares sold                                  19,238           1,152,500
   Shares issued from merger (See Note A)    3,768,001                  --
   Reinvestment of distributions                29,191                  --
   Redemption fees                                 185               4,013
   Shares redeemed                           (111,916)           (200,661)
---------------------------------------------------------------------------
Total capital share transactions             3,704,699             955,852

TOTAL INCREASE (DECREASE) IN NET ASSETS      3,494,290             851,023

NET ASSETS
---------------------------------------------------------------------------
Beginning of period                            951,023             100,000
---------------------------------------------------------------------------
End of period (including undistributed
   net investment income of $8,266 and
   $33,416, respectively.)                  $4,445,313            $951,023

CAPITAL SHARE ACTIVITY*
---------------------------------------------------------------------------
Shares sold                                      1,207              58,573
Reinvestment of distributions                    1,838                  --
Shares issued from merger (See Note A)         251,200                  --
Shares redeemed                                (6,807)            (11,166)
---------------------------------------------------------------------------
Total capital share activity                   247,438              47,407

     * On March 29, 2001, the Fund distributed shares at a net asset value of $15.00 per share to its shareholders. As a result of this transaction, the Capital Share Activity has been restated to reflect this change. See Note A.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE A -- SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------
     GENERAL: The Calvert South Africa Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Impact Fund, Inc., was organized as a Maryland corporation on August 10, 2000. The Fund began operations on March 29, 2001 and offers one class of shares, Class A. Class A shares of the Fund are sold with a maximum front-end sales charge of 4.75%.

     On March 29, 2001, the Fund acquired substantially all the net assets of Calvert New Africa Fund and The RISA Fund, pursuant to the Agreements and Plans of Reorganization dated December 7, 2000 and February 6, 2001, respectively, and approved by shareholders of Calvert New Africa Fund on March 29, 2001 and The RISA Fund on March 28, 2001. The acquisition was accomplished by a transfer of all the assets and assumption of certain liabilities of Calvert New Africa Fund (valued at $3,768,001) and The RISA Fund (valued at $743,859) to the Fund.

     Following the transfer, 251,200 shares of the Fund were distributed to shareholders in liquidation of the Calvert New Africa Fund and 49,598 shares of the Fund were distributed to shareholders in liquidation of The RISA Fund. The Reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Calvert New Africa Fund's net assets at the date of the acquisition, including $823,619 of unrealized depreciation and $4,112,600 of net realized loss were combined with those of The RISA Fund. For financial reporting purposes, The RISA Fund is deemed the accounting survivor and its operations are combined with that of the Fund since the Fund's inception in presenting the Fund's Statement of Operations and Statements of Changes in Net Assets.

     SECURITY VALUATION: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.
S. dollar exchange rate. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

     In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Investment income, accretion of discount and amortization of premium are recorded on an accrual basis.

     FOREIGN CURRENCY TRANSACTIONS: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

     DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     ESTIMATES: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

     REDEMPTION FEES: The RISA Fund's shares were charged a redemption fee of 2%, payable to the Fund, if redeemed within two years of purchase. The redemption fee charge was eliminated effective March 30, 2001.

     EXPENSE OFFSET ARRANGEMENTS: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

     FEDERAL INCOME TAXES: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

     OTHER: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have significant effect on the Fund's financial statements.

NOTE B -- RELATED PARTY TRANSACTIONS
------------------------------------
     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of 1.05% of the Fund's average daily net assets.

     The Advisor utilizes the services of two Subadvisors, RISA Investment Advisers, LLC and African Harvest Fund Managers (PTY) Limited. The Advisor pays each Subadvisor from its fee, .40% of the Fund's average daily net assets.

     The Advisor and one of the Subadvisors have agreed to limit annual fund operating expenses (net of expense offset arrangements) through March 29, 2002. The contractual expense cap is 2.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items. For the period ended March 31, 2001, the total of such expenses reimbursed was $4,531.

     For the period October 1, 2000 to March 29, 2001, the Advisor of The RISA Fund was RISA Investment Advisers, LLC ("RIA"). As compensation for its services, RIA received a monthly fee based on an annual rate of 1.25% of the Fund's average daily net assets. RIA had voluntarily agreed to waive its fees, and if necessary, reimburse expenses of the Fund for the period October 1, 2000 to March 29, 2001, to the extent that total expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses) exceed 2.00% of the average daily net assets of the Fund. The total of such expenses in excess of the 2.00% expense limitation reimbursed by RIA was $111,294.

     Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of the Fund.

     For the period October 1, 2000 to March 29, 2001, PFPC, Inc., a wholly-owned subsidiary of the PNC Financial Services Group, served as The RISA Fund's administrative and accounting agent.

     Calvert Distributors, Inc. ("CDI") and BOE Securities, Inc. ("BOE") are the distributors and principal underwriters for the Fund. CDI is an affiliate of the Advisor. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. Such expenses for Class A may not exceed, on an annual basis, .35% of the Fund's average daily net assets.

     For the period October 1, 2000 to March 29, 2001, BOE served as the distributor of The RISA Fund's shares. As compensation for its services, BOE received a fee (which was accrued daily and paid quarterly at an annual rate of
 .25% of the Fund's average daily net assets). Effective June 1, 2000, BOE received a monthly fee of $1,000 plus reimbursement of out-of-pocket expenses from the Fund.

     Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received $1,590 for the period ended March 31, 2001.

     National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

     For the period October 1, 2000 to March 29, 2001, PFPC Inc. served as The RISA Fund's transfer and dividend disbursing agent.

     Each Director of Calvert Impact Fund, Inc., who is not affiliated with the Advisor receives an annual fee of $5,000 that is allocated to each of the funds in the series served.

     Africa Church, which is an affiliate because the Fund owns over 5% of the voting securities, was purchased at a cost of $250,000 for 2,500 common shares and 2,500 convertible preferred shares. These securities have been fair valued by the Board of Directors at a $0 valuation.

NOTE C -- INVESTMENT ACTIVITY
-----------------------------
     During  the  period,  purchases  and  sales  of  investments,   other  than
short-term securities, were $751,196 and $749,994, respectively.

     The cost of investments owned at March 31, 2001 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $991,275, of which $214,108 related to appreciated securities and $1,205,383 related to depreciated securities.

     The table below presents the net capital loss carryforwards as of March 31, 2001 with expiration dates:


                           CAPITAL LOSS
                          CARRYFORWARDS           EXPIRATION DATES
                          -------------           ----------------
                            $1,655,080                 9/30/06
                               821,220                 9/30/07
                             1,721,430                 9/30/08


     Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

CHANGE IN INDEPENDENT AUDITOR
-----------------------------
     Arthur Andersen LLP was selected by the Board of Directors to serve as the Fund's independent auditor. PricewaterhouseCoopers LLP served as the independent auditor for The RISA Fund. The change in independent auditor was the result of the approved Plan of Reorganization.

                              FINANCIAL HIGHLIGHTS
                              --------------------
                                                           PERIODS ENDED
                                                      MARCH 31,    SEPTEMBER 30,
CLASS A SHARES                                         2001 #         2000 ^#
--------------------------------------------------------------------------------
Net asset value, beginning                               $17.87        $17.13
-------------------------------------------------------------------------------
Income from investment operations
   Net investment income                                    .02           .29
   Net realized and unrealized gain (loss)               (2.49)           .45
--------------------------------------------------------------------------------
      Total from investment operations                   (2.47)           .74

Distributions from
   Net investment income                                  (.62)            --
--------------------------------------------------------------------------------
Total increase (decrease) in net asset value             (3.09)           .74
Net asset value, ending                                  $14.78        $17.87
-------------------------------------------------------------------------------
Total return*                                          (14.13%)         4.30%
-------------------------------------------------------------------------------
Ratios to average net assets:
   Net investment income                               1.76% (a)         1.49%
-------------------------------------------------------------------------------
   Total expenses                                     27.45% (a)        35.18%
   Expenses before offsets                             2.01% (a)        35.18%
   Net expenses                                        2.01% (a)         2.00%
Portfolio turnover                                          100%          203%
Net assets, ending (in thousands)                         $4,445          $951


     (a)  Annualized
     # On March 29, 2001, the Fund distributed shares at a net asset value of $15.00 per share to its shareholders. As a result of this transaction, the Financial Highlights have been restated to reflect this change. See Note A
     * Total return is not annualized for periods less than one year and does not reflect deduction of any front-end sales charge.
     ^    From October 1, 1999 inception.

                                     CALVERT
                                SOUTH AFRICA FUND

                               TO OPEN AN ACCOUNT
                                  800-368-2748

                                YIELDS AND PRICES
                           Calvert Information Network
                            (24 hours, 7 days a week)
                                  800-368-2745

                          SERVICE FOR EXISTING ACCOUNT
                           Shareholders: 800-368-2745
                              Brokers: 800-368-2746

                            TDD FOR HEARING IMPAIRED
                                  800-541-1524

                                  BRANCH OFFICE
                             4550 Montgomery Avenue
                                Suite 1000 North
                            Bethesda, Maryland 20814

                              REGISTERED, CERTIFIED
                                OR OVERNIGHT MAIL
                                  Calvert Group
                                    c/o NFDS,
                               330 West 9th Street
                              Kansas City, MO 64105

                                    WEB SITE
                             http://www.calvert.com

                              PRINCIPAL UNDERWRITER
                           Calvert Distributors, Inc.
                             4550 Montgomery Avenue
                                Suite 1000 North
                            Bethesda, Maryland 20814

     This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
                                    CALVERT'S
                                 FAMILY OF FUNDS

                          TAX-EXEMPT MONEY MARKET FUNDS
                           CTFR Money Market Portfolio
                     CTFR California Money Market Portfolio

                           TAXABLE MONEY MARKET FUNDS
                       First Government Money Market Fund
                           CSIF Money Market Portfolio

                                  BALANCED FUND
                             CSIF Balanced Portfolio

                                 MUNICIPAL FUNDS
                           CTFR Limited-Term Portfolio
                            CTFR Long-Term Portfolio
                        CTFR Vermont Municipal Portfolio
                      National Muni. Intermediate Portfolio
                     California Muni. Intermediate Portfolio

                               TAXABLE BOND FUNDS
                               CSIF Bond Portfolio
                                  Income Fund

                                  EQUITY FUNDS
                         CSIF Enhanced Equity Portfolio
                              CSIFEquity Portfolio
                            CSIF Technology Portfolio
                          Calvert Large Cap Growth Fund
                            Capital Accumulation Fund
                          CWV International Equity Fund
                            New Vision Small Cap Fund
                                South Africa Fund
                            Calvert Social Index Fund

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